UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 20, 2013

GEORGIA-CAROLINA BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Georgia	0-22981	58-2326075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3527 Wheeler Road, Augusta, Georgia		30909
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(706)-731-6600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                 Submission of Matters to a Vote of Security Holders.

(a)
On May 20, 2013, Georgia-Carolina Bancshares, Inc., a Georgia corporation (the “Company”), held its annual meeting of stockholders.  The Company solicited proxies for the meeting pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

(b)
and (d) Management’s Class I nominees for election to the Company’s board of directors as listed in the Company’s proxy statement were elected for three-year terms, with the results of the voting as follows:

Nominee	Term Expires (at annual meeting of stockholders)	Votes For	Votes Withheld	Broker Non-Votes
Remer Y. Brinson, III	2016	1,881,591	16,138	767,524
Phillip G. Farr	2016	1,876,736	20,993	767,524
Samuel A. Fowler, Jr.	2016	1,865,961	31,768	767,524
Arthur J. Gay, Jr.	2016	1,872,372	25,357	767,524
William D. McKnight	2016	1,856,471	41,258	767,524

Management’s Class II nominee for election to the Company’s board of directors as listed in the Company’s proxy statement was elected for a one-year term, with the results of the voting as follows:

Nominee	Term Expires (at annual meeting of stockholders)	Votes For	Votes Withheld	Broker Non-Votes
Jefferson B.A. Knox, Sr.	2014	1,880,541	17,188	767,524

As indicated in the above tables, Remer Y. Brinson, III, Phillip G. Farr, Samuel A. Fowler, Jr., Arthur J. Gay, Jr., and William D. McKnight were elected as Class I directors for terms expiring at the Company’s 2016 annual meeting of stockholders.  Jefferson B.A. Knox, Sr. was elected as a Class II director for a term expiring at the Company’s 2014 annual meeting of stockholders.  The terms of the following Class II directors will continue until the 2014 annual meeting of stockholders:  Mac A. Bowman, George H. Inman, John W. Lee, and James L. Lemley. The terms of the following Class III directors will continue until the 2015 annual meeting of stockholders:  Patrick G. Blanchard, David W. Joesbury, Sr., A. Montague Miller, Robert N. Wilson, Jr., and Bennye M. Young.

The stockholders of the Company voted on management’s proposal to take a non-binding advisory vote on the compensation program for the Company’s named executive officers (a “say-on-pay” vote), as disclosed in the Executive Compensation section of the proxy statement.  The stockholders approved the executive compensation program, with the results of the voting as follows:

Description	Votes For	Votes Against	Abstain	Broker Non-Votes
Executive Compensation Program	1,842,908	26,942	27,879	767,524

The stockholders of the Company voted on management’s proposal to take a non-binding advisory vote on how frequently stockholders will be provided a “say-on-pay” vote (a “say-on-frequency” vote).  The stockholders approved management’s recommendation to have a “say-on-pay” vote every three years, with results of the voting as follows:

Description	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Say-on-Frequency Vote	478,103	39,178	1,318,639	61,809	767,524

Based on the above results related to the “say-on-frequency” vote, the Company will include a stockholder vote on the compensation of executives in its proxy materials every three years and until the next required vote on the frequency of stockholder votes on the compensation of executives.

The stockholders of the Company also voted in favor of management’s proposal to ratify the appointment of Crowe Horwath LLP which has been selected to serve as the Company’s independent registered public accounting firm for the 2013 fiscal year.  The results of the voting were as follows:

Description	Votes For	Votes Against	Abstain	Broker Non-Votes

Ratification of Auditors	2,653,702	8,431	3,120	Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA-CAROLINA BANCSHARES, INC.

Dated: May 20, 2013	By:	/s/ Remer Y. Brinson, III
Name: Remer Y. Brinson, III
Title: President and Chief Executive Officer